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                                                                    Exhibit 99.4

HEXCEL CORPORATION AND SUBSIDIARIES
ACTUAL 1998 NET SALES TO THIRD-PARTY CUSTOMERS BY PRODUCT GROUP AND MARKET
  SEGMENT

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
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                                                                       UNAUDITED
                                -----------------------------------------------------------------------------------------
                                 COMMERCIAL       SPACE &                       GENERAL
(IN MILLIONS)                     AEROSPACE       DEFENSE      ELECTRONICS     INDUSTRIAL    RECREATION        TOTAL
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
FIRST QUARTER 1998 NET SALES
 Reinforcement products           $    3.2       $     7.2      $    12.4       $    14.1      $   6.0      $     42.9
 Composite materials                 118.8            21.4              -            13.3         10.6           164.1
 Engineered products                  46.1             2.8              -             0.8            -            49.7
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  Total                           $  168.1       $    31.4      $    12.4       $    28.2      $  16.6      $    256.7
                                       66%             12%             5%             11%           6%            100%
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SECOND QUARTER 1998 NET SALES
 Reinforcement products           $    5.1       $     7.4      $    12.6       $    17.0      $   4.2      $     46.3
 Composite materials                 122.9            22.9              -            12.6         12.2           170.6
 Engineered products                  53.3             2.3              -             1.0            -            56.6
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  Total                           $  181.3       $    32.6      $    12.6       $    30.6      $  16.4      $    273.5
                                       66%             12%             5%             11%           6%            100%
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THIRD QUARTER 1998 NET SALES
 Reinforcement products           $    5.5       $     7.0      $    15.0       $    16.3      $   4.4      $     48.2
 Composite materials                 113.7            22.5              -            12.6          8.5           157.3
 Engineered products                  45.9             2.6              -             1.3            -            49.8
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  Total                           $  165.1       $    32.1      $    15.0       $    30.2      $  12.9      $    255.3
                                       64%             13%             6%             12%           5%            100%
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FOURTH QUARTER 1998 NET SALES
 Reinforcement products           $   10.7       $     4.8      $    45.2       $    23.7      $   3.0      $     87.4
 Composite materials                 112.5            22.8              -            18.9          7.3           161.5
 Engineered products                  49.7             3.5              -             1.4            -            54.6
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  Total                           $  172.9       $    31.1      $    45.2       $    44.0      $  10.3      $    303.5
                                       57%             10%            15%             15%           3%            100%
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YEAR-TO-DATE 1998 NET SALES
 Reinforcement products           $   24.5       $    26.4      $    85.2       $    71.1      $  17.6      $    224.8
 Composite materials                 467.9            89.6              -            57.4         38.6           653.5
 Engineered products                 195.0            11.2              -             4.5            -           210.7
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  Total                           $  687.4       $   127.2      $    85.2       $   133.0      $  56.2      $  1,089.0
                                       63%             12%             8%             12%           5%            100%
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